CREDITOR PROTECTION PROCEEDINGS RELATED DISCLOSURES (Details 4) (Plan Of Arrangement Adjustments [Member], CAD) In Millions, unless otherwise specified	9 Months Ended
	Sep. 30, 2012
Plan Of Arrangement Adjustments [Member]
Gain on extinguishment of liabilities subject to compromise	470.2	[1]
Professional fees	(6.9)	[2]
Other	(0.2)
Gain due to plan of arrangement adjustments	463.1	[3]

[1]	Includes gain related to discontinued operations of $4.8 million. See note 9, Assets held for sale and discontinued operations.
[2]	Represents professional fees that were contractually due to certain professionals as "success" fees upon the company's emergence from the creditor protection proceedings and were recorded as part of the effects of implementing the plan of arrangement.
[3]	Includes gain related to discontinued operations of $7.1 million. See note 9, Assets held for sale and discontinued operations.